SCUDDER 21ST CENTURY GROWTH FUND

                            SUPPLEMENT TO PROSPECTUS
                             DATED DECEMBER 1, 1999

                            ________________________

The following information supplements the disclosure for the Scudder 21st Century Growth Fund in the "Policies You Should Know About" section of the
Prospectus:

The fund does have other share classes, which are described in a separate prospectus and which have different fees, requirements and services.

May 1, 2000